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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 21, 2006

                                IMAX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


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
              CANADA                                     0-24216                           98-0140269
(State or Other Jurisdiction of Incorporation)     (Commission File Number)          (I.R.S. Employer Identification Number)


           2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO, CANADA, L5K 1B1
            (Address of Principal Executive Offices)     (Postal Code)



                                 (905) 403-6500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE

The Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by IMAX Corporation on August 21, 2006.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 21, 2006, IMAX Corporation (the "Company") issued a press release announcing the appointment of Mr. Edward MacNeil, as Interim Chief Financial Officer. On November 6, 2006 the Company reached an arrangement with Mr. MacNeil. During his term as Interim CFO, Mr. MacNeil will receive an annualized salary of Cdn$345,000. Under the arrangement, Mr. MacNeil will receive a guaranteed bonus of Cdn$50,000 payable in March 2007, in respect of the year ending December 31, 2006.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      IMAX CORPORATION
                                      (Registrant)


Date:   November  9, 2006             By:       "Richard L. Gelfond"
                                             ---------------------------------
                                      Name:     Richard L. Gelfond
                                      Title:    Co-Chief Executive Officer


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